Exhibit 99.3

SPECIAL LONG-TERM INCENTIVE AWARD

RESTRICTED STOCK UNITS TERMS AND CONDITIONS

These Terms and Conditions, along with the Long Term Incentive Award Summary (the “Award Summary”) delivered herewith and signed by the individual named on the Award Summary (the “Participant”) shall constitute an Agreement made as of the Grant Date (as indicated on the Award Summary), by and between PepsiCo, Inc., a North Carolina corporation having its principal office at 700 Anderson Hill Road, Purchase, New York 10577 (“PepsiCo,” and with its divisions and direct and indirect subsidiaries, the “Company”), and the Participant.

W  I  T  N  E  S  S  E  T  H:

WHEREAS, the Board of Directors and shareholders of PepsiCo have approved the 2003 Long-Term Incentive Plan (the “Plan”), for the purposes and subject to the provisions set forth in the Plan; and

WHEREAS, pursuant to the authority granted to it in said Plan, the Compensation Committee of the Board of Directors of PepsiCo (the “Committee”), by resolution duly adopted at a meeting held on             , 200  , desires to grant to the Participant the restricted stock units set forth on the Award Summary; and

WHEREAS, awards granted under the Plan are to be evidenced by an Agreement in such form and containing such terms and conditions as the Committee shall determine;

NOW, THEREFORE, it is mutually agreed as follows:

These terms and conditions shall apply with respect to the restricted stock units granted to the Participant as indicated on the Award Summary.

1. Grant. In consideration of the Participant remaining in the employ of the Company, PepsiCo hereby grants to the Participant, on the terms and conditions set forth herein, the number of restricted stock units indicated on the Award Summary (the “Restricted Stock Units”).

2. Vesting. Subject to the terms and conditions set forth herein, the Restricted Stock Units shall become fully vested on the              anniversary of the Grant Date (the “Vesting Date”) and will be payable as soon as practicable after that date. Restricted Stock Units may vest only while the Participant is actively employed by the Company.

3. Payment. Restricted Stock Units that vest and become payable shall be settled in shares of PepsiCo Common Stock with the Participant receiving one share of PepsiCo Common Stock for each vested Restricted Stock Unit. Any amount that the Company may be required to withhold upon the settlement of Restricted Stock Units and/or the payment of dividend equivalents (see Section A.5 below) in respect of applicable foreign, federal (including FICA), state and local taxes, must be paid in full at the time of the issuance of shares or payment of cash. The Company may, in its discretion, establish procedures to ensure proper withholding of applicable taxes.

4. Effect of Termination of Employment, Retirement, Death, and Total Disability.

(a) Termination of Employment. Restricted Stock Units may vest and become payable only while the Participant is actively employed by the Company. Thus, vesting ceases upon the termination of the Participant’s active employment with the Company. Subject to subparagraphs 4(b) and 4(c), all unvested Restricted Stock Units shall automatically be forfeited and canceled upon the date that the Participant’s employment with the Company terminates.

(b) Death or Total Disability. If the Participant’s employment with the Company terminates by reason of the Participant’s death or Total Disability (as defined below), then the whole number of Restricted Stock Units which is in proportion to the Participant’s active service (measured in calendar days) during the period commencing on the Grant Date and ending on the Vesting Date shall become fully vested and payable on the date of termination, subject to the terms and conditions of this Agreement.

(c) Transfers to a Related Entity. In the event the Participant transfers to a Related Entity (as defined below), as a result of actions by PepsiCo, the Restricted Stock Units shall become fully vested and payable on the date of such transfer.

(d) Retirement. For purposes of clarity of Paragraph 4(a) and not of limitation, in the event that prior to the vesting of the Restricted Stock Units the Participant ceases active employment with the Company by reason of the Participant’s Retirement (as defined below), then all unvested Restricted Stock Units shall automatically be forfeited and canceled upon the date that the Participant’s employment with the Company terminates.

5. Dividend Equivalents. During the period commencing on the Grant Date and ending on the date Restricted Stock Units are paid, the Participant shall accumulate dividend equivalents with respect to the Restricted Stock Units, which dividend equivalents shall be paid in cash (without interest) to the Participant only if and when the applicable Restricted Stock Units vest and become payable. Dividend equivalents shall equal the dividends actually paid with respect to PepsiCo Common Stock during the vesting period.

6. Prohibited Conduct.

(a) The Participant agrees that, at any time prior to the vesting and payment of the Restricted Stock Units granted hereunder, and for a period of twelve months after the later of (i) the vesting and payment of the Restricted Stock Units or (ii) termination of the Participant’s employment with the Company for any reason whatsoever (including retirement or Total Disability), he or she will not engage in any of the following activities anywhere in the world:

(1) Non-Competition. Participant shall not accept any employment, assignment, position or responsibility, or acquire any ownership interest, which involves the Participant’s Participation in a business entity that markets, sells, distributes or produces Covered Products, unless such business entity makes retail sales or consumes Covered Products without in any way competing with the Company.

(2) Raiding Employees. Participant shall not in any way, directly or indirectly (including through someone else acting on the Participant’s recommendation, suggestion, identification or advice), solicit any Company employee to leave the Company’s employment or to accept any position with any other entity.

(3) Non-Disclosure. Participant shall not use or disclose to anyone any confidential information regarding the Company other than as necessary in his or her position with the Company. Such confidential information shall include all non-public information the Participant acquired as a result of his or her positions with the Company which might be of any value to a competitor of the Company, or which might cause any economic loss or substantial embarrassment to the Company or its customers, bottlers, distributors or suppliers if used or disclosed. Examples of such confidential information include, without limitation, non-public information about the Company’s customers, suppliers, distributors and potential acquisition targets; its business operations and structure; its product lines, formulas and pricing; its processes, machines and inventions; its research and know-how; its financial data; and its plans and strategies.

(4) Misconduct. Participant shall not engage in any acts that are considered to be contrary to the Company’s best interests, including, but not limited to, violating the Company’s Code of Conduct, engaging in unlawful trading in the securities of PepsiCo or of any other company based on information gained as a result of his or her employment with the Company, or engaging in any other activity which constitutes gross misconduct.

(b) In the event the Company determines that the Participant has breached any term of Paragraph 6(a), in addition to any other remedies the Company may have available to it, the Company may in its sole discretion:

(1) Cancel any unvested Restricted Stock Units granted hereunder; and/or

(2) Require the Participant to pay to the Company the value of any Restricted Stock Units (determined as of the date the restrictions on such Restricted Stock Units lapse), which have been paid within the twelve-month period immediately preceding the date as of which the Participant has breached a provision of Paragraph 6(a), as determined by the Company.

7. Adjustment for Change in Common Stock. In the event of any change in the outstanding shares of PepsiCo Common Stock by reason of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination or exchange of shares, spin-off or other similar corporate change, the number and type of shares to which the Restricted Stock Units held by the Participant relate may be adjusted appropriately.

8. Effect of Change in Control. At the date of a Change in Control (as defined in the Plan) all outstanding and unvested Restricted Stock Units granted hereunder shall immediately vest and become payable in accordance with their terms, including payout of the dividend equivalents accumulated through the date of the Change in Control.

9. Nontransferability. Unless the Committee specifically determines otherwise: (a) the Restricted Stock Units are personal to the Participant and (b) the Restricted Stock Units shall not be transferable or assignable, other than in the case of the Participant’s death by will, the laws of descent and distribution.

10. Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

(a) “Covered Products” means any product which falls into one or more of the following categories, so long as the Company is producing, marketing, selling or licensing such product anywhere in the world: beverages, including without limitation carbonated soft drinks, tea, water, juice drinks, sports drinks, coffee drinks, and value added dairy drinks; juices and juice products; snacks, including salty snacks, sweet snacks, meat snacks, granola and cereal bars, and cookies; hot cereals; pancake mixes; value-added rice products; pancake syrup; value-added pasta products; ready-to-eat cereals; dry pasta products; or any product or service which the Participant had reason to know was under development by the Company during the Participant’s employment with the Company.

(b) “Participation” shall be construed broadly to include, without limitation: (i) serving as a director, officer, employee, consultant or contractor with respect to such a business entity; (ii) providing input, advice, guidance or suggestions to such a business entity; or (iii) providing a recommendation or testimonial on behalf of such a business entity or one or more products it produces.

(c) “Related Entity” shall mean any entity as to which the Company directly or indirectly owns 20% or more of the entity’s voting securities, general partnership interests, or other voting or management rights.

(d) “Retirement” shall mean (i) early, normal or late retirement under the U.S. pension plan in which the Participant participates (if any), (ii) retirement as explicitly set out in an individual agreement, (iii) termination of employment after age 55 with at least 10 years of service with the Company (or, if earlier, after attaining at least age 65 and completing at least five years of service with the Company), or (iv) retirement as otherwise determined by the Committee.

(e) “Total Disability” shall mean becoming totally and permanently disabled, as determined for purposes of the Company’s Long Term Disability Plan (or in the absence of such Disability Plan being applicable to the Participant, as determined by the Committee in its sole discretion).

11. Notices. Any notice to be given to PepsiCo under the terms of this Agreement shall be addressed to PepsiCo at Purchase, New York 10577, Attention: Vice President, Compensation, or such other address as PepsiCo may hereafter designate to the Participant. Any such notice shall be deemed to have been duly given when personally delivered, addressed as aforesaid, or when enclosed in a properly sealed envelope or wrapper, addressed as aforesaid, and deposited, postage prepaid, with the federal postal service.

12. Binding Effect.

(a) This Agreement shall be binding upon and inure to the benefit of any assignee or successor in interest to PepsiCo, whether by merger, consolidation or the sale of all or substantially all of PepsiCo’s assets. PepsiCo will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of PepsiCo expressly to assume and agree to perform this Agreement in the same manner and to the same extent that PepsiCo would be required to perform it if no such succession had taken place.

(b) This Agreement shall be binding upon and inure to the benefit of the Participant or his or her legal representative and any person to whom the Restricted Stock Units may be transferred by will or the applicable laws of descent and distribution.

13. No Contract of Employment; Agreement’s Survival. This Agreement is not a contract of employment, nor does it impose on the Company any obligation to retain the Participant in its employ. This Agreement shall survive the termination of the Participant’s employment for any reason.

14. Amendment; Waiver. No provision of this Agreement may be amended or waived unless agreed to in writing and signed by the chief personnel officer or chief legal officer of PepsiCo (or either of their delegates). The failure to exercise, or any delay in exercising, any right, power or remedy under this Agreement shall not waive any right, power or remedy which the Company has under this Agreement.

15. Severability or Reform by Court. In the event that any provision of this Agreement is deemed by a court to be broader than permitted by applicable law, then such provision shall be reformed (or otherwise revised or narrowed) so that it is enforceable to the fullest extent permitted by applicable law. If any provision of this Agreement shall be declared by a court to be invalid or unenforceable to any extent, the validity or enforceability of the remaining provisions of this Agreement shall not be affected.

16. Prospectus. The Participant has been provided a copy of PepsiCo’s Prospectus relating to the Plan and the Restricted Stock Units. By signing the Award Summary, the Participant agrees that he or she has reviewed the Prospectus, and fully understands his or her rights under the Plan.

17. Plan Controls. The Restricted Stock Units and the terms and conditions set forth herein are subject in all respects to the terms and conditions of the Plan and any guidelines, policies or regulations which govern administration of the Plan, which shall be controlling. PepsiCo reserves its rights to amend or terminate the Plan at any time without the consent of the Participant; provided, however, that Restricted Stock Units outstanding under the Plan at the time of such action shall not be adversely affected thereby. All interpretations or determinations of the Committee or its delegate shall be final, binding and conclusive upon the Participant (and his or her legal representatives and any recipient of a transfer of the Restricted Stock Units) on any question arising hereunder or under the Plan or other guidelines, policies or regulations which govern administration of the Plan.

18. Rights to Future Grants; Compliance with Law. By entering into this Agreement, the Participant acknowledges and agrees that: (a) the Restricted Stock Unit grant will be exclusively governed by the terms of the Plan, including the right reserved by the Company to amend or cancel the Plan at any time without the Company incurring liability to the Participant (except for Restricted Stock Units already granted under the Plan), (b) restricted stock units are not a constituent part of the Participant’s salary and the Participant is not entitled, under the terms and conditions of his/her employment, or by accepting or being awarded the Restricted Stock Units pursuant to this Agreement to require restricted stock units or other awards to be granted to him/her in the future under the Plan or any other plan, (c) upon vesting of Restricted Stock Units the Participant will arrange for payment to the Company an estimated amount to cover employee payroll taxes resulting from the exercise and/or, to the extent necessary, any balance may be withheld from the Participant’s wages, (d) benefits received under the Plan will be excluded from the calculation of termination indemnities or other severance payments, and (e) the Participant will seek all necessary approval under, make all required notifications under and comply with all laws, rules and regulations applicable to the ownership of stock including, without limitation, currency and exchange laws, rules and regulations.

19. No Rights as Shareholder. The Participant shall have no rights as a holder of PepsiCo Common Stock unless and until certificates for shares of Common Stock are issued to the Participant.

20. Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of North Carolina, without giving effect to conflict of laws principles.

21. Entire Agreement. This Agreement constitutes the entire understanding between the parties to this Agreement.